1NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

FREEDOM FINANCIAL HOLDINGS, INC.

WARRANT

Warrant No. [ ]	Original Issue Date: [•], 2007

Freedom Financial Holdings, Inc., a Maryland corporation (the "Company"), hereby certifies that, as partial compensation for placement agent services, Alaron Financial Services Inc. or its registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of [•] shares of Common Stock (each such share, a "Warrant Share" and all such shares, the "Warrant Shares"), at any time and from time to time from and after one (1) year from the effective date of the Registration Statement (defined below) and through and including 5 years from the effective date of the Registration Statement (the "Expiration Date"), and subject to the following terms and conditions:

1. Definitions. As used in this Warrant, the following terms shall have the respective definitions set forth in this Section 1.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

"Business Day" means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States or a day on which banking institutions in the State of Illinois are authorized or required by law or other government action to close.

"Common Stock" means the common stock of the Company, $.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means $2.20, subject to adjustment in accordance with Section 10.

"Fundamental Transaction" means any of the following: (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

“Illinois Courts” means the state and federal courts sitting in the City of Chicago, Illinois.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registration Expenses” means all registration filing fees, reasonable professional fees and other reasonable expenses of the Company’s compliance with federal, state and other securities laws (including fees and disbursements of counsel for the underwriters in connection with state or other securities law qualifications and registrations), printing expenses, messenger, telephone and delivery expenses; reasonable fees and disbursements of counsel for the Company and reasonable fees and disbursements for counsel for the Holder or any such holders of the Securities (as defined in section 4(a)(i)).

“Registration Statement” means the Registration Statement on Form SB-2 initially filed with the Commission on February 8, 2007, including any and all amendments thereto.

"Rule 144" means Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended.

"Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets, LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

"Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

"Warrant Shares" means the shares of Common Stock issuable upon exercise of this Warrant.

2. Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4. Registration Rights.
(a) Following the Company’s initial public offering of securities registered pursuant to the Securities Act, to the extent the Warrant Shares have not already been registered in the Registration Statement and continue to be salable, whenever the Company proposes to register any of its securities under the Securities Act, whether for its own account or for the account of another stockholder (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8, pursuant to a registration made on Form S-4 or any successor forms then in effect) at any time, and the registration form to be used may be used for the registration of the Securities (a “Piggyback Registration”), it will so notify in writing the Holder and any such holders of the Securities no later than forty-five (45) days prior to the anticipated filing date. The Company will include in the Piggyback Registration all Securities with respect to which the Company has received written requests for inclusion within fifteen (15) business days after the applicable holder’s receipt of the Company’s notice. The Holder or any such holders of the Securities may withdraw all or any part of the Securities from a Piggyback Registration at any time before ten (10) business days prior to the effective date of the Piggyback Registration. In any Piggyback Registration, the Company, the Holder or any such holders of the Securities and any Person who hereafter becomes entitled to register its securities in a registration initiated by the Company must sell their securities on the same terms and conditions. The Company shall pay or reimburse to the Holder or any such holders of the Securities included in a Piggyback Registration all Registration Expenses of those holders in connection with any Piggyback Registration.

(b) In respect of the Registration Statement, or in the event of a registration pursuant to the provisions of this Section 4, the Company shall use its best efforts to cause the Warrant Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder or such holders may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 4(b) in which it is not otherwise required to qualify to do business and provided further, that the Company has no obligation to qualify the Warrant Shares where such qualification would cause any unreasonable delay or expenditure by the Company.

(c) The Company shall keep effective the Registration Statement and any registration or qualification contemplated by this Section 4, and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Holder or such holders to complete the offer and sale of the Warrant Shares covered thereby.

(d) In the event of a registration pursuant to the provisions of this Section 4, the Company shall furnish to the Holder and to each such holder such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents as the Holder or such holders may reasonably request in order to facilitate the disposition of the Warrant Shares included in such registration.

(e) In the event of a registration pursuant to the provisions of this Section 4, the Company shall furnish the Holder and each holder of any Warrant Shares so registered with an opinion of its counsel to the effect that (i) the registration statement has become effective under the Securities Act and no order suspending the effectiveness of the registration statement preventing or suspending the use of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor to such counsel’s actual knowledge has the Securities and Exchange Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order and (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, complies as to form with the Act and the rules and regulations thereunder. Such counsel shall also provide a Blue Sky Memorandum setting forth the jurisdictions in which the Warrant Shares have been registered or qualified for sale.

(f) The Company agrees that until all the Warrant Shares have been sold under a registration statement or pursuant to Rule 144 under the Securities Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Warrant Shares to sell such securities under Rule 144.

(g) The Holder and any holders who propose to register their Warrant Shares under the Securities Act shall execute and deliver to the Company a selling stockholder questionnaire on a form to be provided by the Company.

(h) The Company shall not be required by the terms hereof to file a registration statement if, in the opinion of counsel to the holders of the Warrant and Warrant Shares and counsel for the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the holders of the Warrants and Warrant Shares and the Company), the proposed public offering or other transfer as to which such registration statement is requested to be filed is exempt from applicable federal and state securities laws, rules, regulations and would result in unaffiliated purchasers or transferees obtaining securities that are not restricted securities as that term is defined in Rule 144 under the Securities Act.

5. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after one year from the effective date of the Registration Statement through and including the Expiration Date. At 6:30 p.m., Eastern Standard Time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company may not call or redeem any portion of this Warrant without the prior written consent of the affected Holder.

6. Delivery of Warrant Shares.

(a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant is being exercised. Upon delivery of the Exercise Notice (in the form attached hereto) to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, use its reasonable best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation. A "Date of Exercise" means the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

(b) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 6(a), then the Holder will have the right to rescind such exercise.

(c) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

7. Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

8. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

9. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 10). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

10. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 10.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Fundamental Transactions. If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (1) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(c) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 10, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d) Calculations. All calculations under this Section 10 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(e) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 10, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

(f) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction (but only to the extent such disclosure would not result in the dissemination of material, non-public information to the Holder) at least 10 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

11. Payment of Exercise Price. The Holder shall pay the Exercise Price by delivery of the immediately available funds.

12. Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 10 of this Warrant. This restriction may not be waived.

13. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by the applicable Trading Market on the date of exercise.

14. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m., (Eastern Standard Time, on a Trading Day), (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m., Eastern Standard Time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, 6615 Brotherhood Way, Suite A, Fort Wayne, Indiana 46825, Attention: Brian Kistler, and to Weintraub Law Group PC at 10085 Carroll Canyon Road, Suite 210, San Diego, California 92131 (or such other address as the Company shall indicate in writing in accordance with this Section), or (ii) if to the Holder, to the addresses appearing on the Warrant Register or such other address as the Holder may provide to the Company in accordance with this Section.

15. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 10 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

16. Miscellaneous.

(a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the Illinois Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Illinois Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any Illinois Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e) Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

(f) This Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

(g) The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

FREEDOM FINANCIAL HOLDINGS, INC.

By: ______________________________________ Name: Title:

EXERCISE NOTICE
FREEDOM FINANCIAL HOLDINGS, INC.
WARRANT DATED FEBRUARY __, 2007

The undersigned Holder hereby irrevocably elects to purchase _____________ shares of Common Stock pursuant to the above referenced Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1)	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

(2)	The holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(3)	Pursuant to this Exercise Notice, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

(4)
By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of this Warrant to which this notice relates.

Dated: __________, ____	Name of Holder:

(Print) _____________________________

By: _______________________________
Name: _____________________________
Title: ______________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

FREEDOM FINANCIAL HOLDINGS, INC.
WARRANT DATED FEBRUARY __, 2007
WARRANT NO. [ ]

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the above-captioned Warrant to purchase ____________ shares of Common Stock to which such Warrant relates and appoints ________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: _______________, ____

_______________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)
_______________________________________
Address of Transferee
_______________________________________
_______________________________________

In the presence of:

_______________________________